SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30, 2001

THE TIMKEN COMPANY

(Exact name of registrant as specified in charter)

Ohio	1-1169	34-577130
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio	44706-2798
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (330) 438-3000

Item 5. Other Events and Regulation FD Disclosure.

Exhibits 99.1, 99.2 and 99.3 attached hereto contain estimated market data and industry trend information relating to a number of industry segments in which The Timken Company sells bearing and steel products and order entry and order backlog information. Timken has elected to file this Current Report on Form 8-K pursuant to Regulation FD to disclose the information provided in such exhibits.

Exhibit 99.1 sets forth the (1) estimated number of units of product produced or sold for each quarter period in the fiscal year 2000, and (2) forecast, speaking only as of the date hereof, for units of product expected to be produced or sold for each quarter period in fiscal year 2001, in each case, for the specified industries and industry segments.

For each of the months in the period shown, Exhibit 99.2 sets forth the trend, or relative movement, of Timken's open orders to be filled in the five month period following each specified month, in each case, scaled to an index created by Timken in August, 2001. Exhibit 99.3 sets forth an estimate of the current directional trend of orders in specified segments of the market in which Timken sells bearings.

Neither the historical estimates or projections of industry productivity nor the information relating to order trends contained in Exhibits 99.1, 99.2 and 99.3 were prepared with a view to public disclosure or compliance with published guidelines of the Securities and Exchange Commission. While presented with numerical specificity, these forecasts of market data, including numbers relating to anticipated production or sales in certain industry segments and estimated open orders are based upon a variety of assumptions (not all of which are stated herein), which assumptions may not be realized and are subject to significant financial, market, economic and competitive uncertainties and contingencies that are difficult or impossible to predict accurately, many of which are beyond the control of Timken. Accordingly, stockholders are cautioned not to place undue reliance on these forecasts or estimates.

The forward-looking statements contained in this filing are based on broad estimates of management of Timken of forecasted production or sales in numerous industry segments, and are not intended to constitute a prediction of the future sales, earnings or profitability of Timken. In addition, the forward-looking statements contained in Exhibit 99.1 are intended only to express general market data and not an indication of or a prediction of Timken's future or anticipated market share in the bearings or steel industry or performance. Such forward-looking statements were prepared by Timken’s management in the ordinary course of Timken’s annual budgeting and forecasting process and make certain assumptions regarding economic conditions of the economy, in general, and specifically, regarding economic conditions. In preparing these forecasts and estimates of trends, Timken’s management used general market and other economic data obtained from a variety of sources. Timken, while it believes that such market sources are reliable, did not independently verify any of the market or other economic data.

These forecasts and estimates speak only as of the date that they are made, and Timken is under no obligation to, update these forecasts. There can be no assurance that these predictions or forecasts will be realized, or that the trends relating to open orders will continue, and actual results may vary materially from those shown. Timken is not obligated to update or revise any forward-looking statements or to advise of changes in the assumptions on which they are based, whether as a result of new information, future events or otherwise. All forward-looking statements should be viewed with caution. The inclusion of the estimates and trends in Exhibits 99.1, 99.2 and 99.3 should not be regarded as a representation by Timken or any of its affiliates or representatives that the forecasted results will be achieved or that the historic estimates are accurate.

This report and the exhibits included herein include forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "forecast," "estimate" and similar expressions. There can be no assurance that these forecasts will be realized, and actual results relating to unit production and open order trends may vary materially from those shown. Factors that could cause actual results to differ materially include, but are not limited to: (1) the fact that open orders can be cancelled at any time and do not necessarily correlate with actual sales; (2) business conditions in the automotive, aerospace/super precision, oil and gas, railroad and scrap industries; (3) general economic conditions, including their impact on consumer spending and capital spending, especially in the automotive and related markets; (4) business combinations among our competitors and customers; (5) financial market conditions, including availability, terms, and use of capital; (6) commodity price and interest rate risk; and (7) changes in business conditions and inflation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By: /s/
Gene E. Little
Senior Vice President - Finance

Dated: August 30, 2001

*Forecast

TIMKEN COMPANY

Segment Economic Data - August 30, 2001

Exhibit 99.1	2000 Q1	2000 Q2	2000 Q3	2000 Q4	2000 Total	2001 Q1	2001 Q2	2001 *Q3	2001 *Q4	2001 *Total
Automotive: (000)										
•Light Vehicle Production - US	3407	3308	2664	2778	12,157	2678	2815	2374	2626	10,493
•Medium/HD Trucks Production - US	129	128	82	75	414	72	85	81	89	327
•Total Vehicle Sales - US	4495	4869	4557	3903	17,824	4208	4665	4024	3603	16,500
•Light Vehicle Sales - US	4371	4732	4449	3809	17,361	4118	4568	3930	3509	16,125
Aerospace / Super Precision:										
•Passenger Traffic - Global					+6.2%					+.9%
•Cargo Traffic - Global					+6.1%					+.9%
•Large Jet Deliveries - Global					840					890
•Regional Jet Deliveries - Global					284					375
Oil & Gas:										
•Active Rig Count: (AMM) - US & Canada	999	1257	1370	1436		1473	1579	1535		
Railroad:										
•Freight Car production (000) - US & Canada	13.5	16.1	11.4	10.9	51.9	11.0	5.7	5.7	5.6	28.0
•Locomotive production - US & Canada	333	397	282	269	1281	232	263	253	252	1000
Scrap Metal: 3-city composite (AMM)	$114.58	103.98	92.57	78.56		78.99	77.73	79.81		

AMM = American Metal Market

Please refer to page 1 of this document or the 8K SEC Filing dated August 30, 2001, for disclaimer and safe harbor information.

TIMKEN COMPANY

Exhibit 99.2

Segment Economic Data - August 30, 2001

Global Industrial Bearings
Orders for Five Future Months*

Index
150
140
130
120
110
100
J
A
S
O
N
D
J
F
M
A
M
J
J
2000
2001

	J	A	S	O	N	D	J	F	M	A	M	J	J
Global Industrial Orders -	136.3	130.8	131.8	134.7	135.4	134.3	137.9	134.4	128.8	125.8	119.3	117.8	119.1
Exhibit 99.3	J	A	S	O	N	D	J	F	M	A	M	J	J
•Construction	↓	↓	→	↓	→	↓	↑	↑	↓	↓	↓	↓	↓
•Mining	↑	→	↓	↓	↓	↓	↓	↑	↑	→	↑	↑	↑
•Agriculture	↓	↓	↑	↑	↑	↑	↑	↓	↓	↓	↓	↓	↑
•Consumer	→	↓	→	↑	↑	↓	↑	↓	↓	↓	↓	↓	↑
•Process Equipment	↑	↓	↓	↑	↓	↓	↑	↑	↓	↓	→	→	↑
•Machine Tools	↑	↓	↓	↑	↑	→	↓	↑	↑	↓	↓	↓	↑
•Printing	↓	↓	↓	↓	↑	→	↓	↓	→	↓	↓	↓	↑
•Primary Metals	↑	↓	↑	↑	↑	↓	↑	↓	↑	↓	↑	↑	↓

(↑, →, ↓ = direction from last month - US markets only)

Please refer to page 1 of this document or the 8K SEC Filing dated, August 30, 2001, for disclaimer and safe harbor information.

*Excludes Aerospace, Super Precision, and Railroad bearings